UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 21, 2007

SPX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       OTHER EVENTS

SPX Corporation (the “Company”) is filing this Current Report on Form 8-K to recast portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (“Form 10-K”), filed with the Securities and Exchange Commission (“SEC”) on March 1, 2007, to reflect the Company’s Air Filtration business as discontinued operations.

During the third quarter of 2007, the Company committed to a plan to divest the Air Filtration business within the Company’s Flow Technology segment. The Company is actively pursuing the sale of this business and anticipates that the sale will be completed by the first half of 2008. The plan met the criteria for discontinued operations classification in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  Accordingly, the Company began reporting that business as discontinued operations in its Quarterly Report on Form 10-Q for the period ended September 30, 2007.

Under requirements of the SEC, the classification of discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the Air Filtration business meeting the criteria for discontinued operations presentation. This recast has no effect on the Company’s reported net income (loss) for any reporting period.

The following Items from the Company’s Form 10-K are being recast to reflect the discontinued operations treatment of the Company’s Air Filtration business (which Items as updated are attached as Exhibit 99.1 hereto):

Item 1.	-	Business
Item 1A.	-	Risk Factors
Item 2.	-	Properties
Item 3.	-	Legal Proceedings
Item 6.	-	Selected Financial Data
Item 7.	-	Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8.	-	Financial Statements and Supplementary Data

This Form 8-K recasts the items above for the discontinued operation treatment of the Company’s Air Filtration business. In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Form 10-K, except for the matters discussed in Note 17, “Subsequent Events,” no attempt has been made in this Form 8-K, and it should not be read, to reflect events occurring after the filing of the Form 10-K or to otherwise modify or update such disclosures except as required to reflect the effect of the discontinued operations treatment of the Company’s Air Filtration business. For information concerning significant developments and other changes to the Company’s business since the filing of its original Form 10-K, please review the Company’s subsequent filings with the SEC.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Designation of Exhibit in this Report	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche LLP.
23.2	Consent of Independent Registered Public Accounting Firm – KPMG LLP.
99.1	Revised items included in SPX Corporation’s 2006 Form 10-K:
Item 1. Business
Item 1A. Risk Factors
Item 2. Properties
Item 3. Legal Proceedings
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: November 21, 2007	By:	/s/ Patrick J. O’Leary
Patrick J. O’Leary
Executive Vice President Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Designation of Exhibit in this Report	Description of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche LLP.
23.2	Consent of Independent Registered Public Accounting Firm – KPMG LLP.
99.1	Revised items included in SPX Corporation’s 2006 Form 10-K:
Item 1. Business
Item 1A. Risk Factors
Item 2. Properties
Item 3. Legal Proceedings
Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data